UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01403)

Exact name of registrant as specified in charter:	Putnam Focused International Equity Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2022

Date of reporting period:	November 1, 2021 – October 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Focused International Equity Fund

Annual report
10 | 31 | 22

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEQUX

Putnam Focused
International Equity
Fund

Annual report
10 | 31 | 22

Message from the Trustees

December 8, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced losses, and U.S. gross domestic product has declined slightly. Persistent inflation has caused the U.S. Federal Reserve to raise interest rates, and it may maintain high interest rates in 2023 until inflation indicators move meaningfully lower.

While this environment is challenging, you can be confident that Putnam portfolio managers are working for you. Our teams are actively researching new and attractive investment opportunities for your fund while assessing risks.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 3 and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before April 1, 2021, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The Putnam Focused International Equity Linked Benchmark represents the performance of the MSCI World Index (ND) through March 31, 2021, and the performance of the MSCI ACWI ex USA Index (ND) thereafter.

† The fund’s primary benchmark, the MSCI ACWI ex USA Index (ND), was introduced on 12/31/00, which post-dates the inception of the fund’s class A shares.

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This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/22. See page 2 and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Spencer, how were investing conditions during the reporting period?

For much of the period, financial markets were challenged by multiple, converging risks in the macroeconomy. Rising inflation, slowing global growth, and geopolitical uncertainty weighed on investor sentiment. China’s zero-tolerance Covid-19 policy also caused periodic lockdowns, worsening supply chain bottlenecks.

Of these concerns, controlling inflation remained a top priority of the U.S. Federal Reserve and other central banks worldwide. In November 2021, the Fed began to scale back its crisis-driven monetary policy, paving the way for higher interest rates in calendar 2022.

After a relatively calm start to the new year, Russia’s invasion of Ukraine on February 24 caused a flight to safety. Stocks faced broad sell-offs. Sanctions against Russia caused an energy crisis and food shortage in Europe. Global commodity prices rose, stoking inflation.

For the first time since 2018, the Fed raised interest rates by 0.25% in March 2022. Markets began to factor in several additional rate hikes anticipated from the Fed in calendar 2022. By

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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period-end, the Fed had moved borrowing rates to 3.00%–3.25% from 0.00%–0.25% at the start of the period.

In this risk-averse environment, stocks posted losses over the 12-month reporting period. U.S. stocks, as measured by the S&P 500 Index, returned –14.61%. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], fared worse, returning –23.00%.

How did the fund perform for the reporting period?

The fund’s class A shares returned –29.16%, underperforming its primary benchmark, the MSCI ACWI ex USA Index [ND], which returned –24.73% for the 12-month reporting period.

What were some top contributors to fund performance relative to the primary benchmark for the reporting period?

Canadian Natural Resources, an oil and gas company based in Calgary, Canada, was the fund’s top performer. The company benefits from a long-life, low-decline asset base that produces sustainable free cash flows. We acquired the stock in the fall of 2021 when the company’s market capitalization was CAD$55 billion. Over the 12-month reporting period, Canadian Natural Resources generated about CAD$14 billion of free cash flow, which represented a 25% return on our cost basis. We continue to own the stock.

Thales, a European defense company, also performed well. Following Russia’s invasion of Ukraine, defense budgets around the world increased, which helped boost Thales’s market valuation. While Thales’s earnings potential improved, we believe the gap between its stock price and intrinsic value narrowed. For this reason, we sold the stock before period-end.

What were some top detractors from the fund’s relative performance for the reporting period?

CI Financial, a Canadian asset manager, was a top detractor from performance. We believe the company’s management continues to execute well on its strategy. The company’s U.S. wealth management assets have grown exponentially from zero in 2019 to $168 billion as of September 2022. Its price-to-earnings ratio is below 5, which is undervalued relative to its peers, in our view. We believe shareholder returns are attractive with a 5% dividend yield, in addition to a 10% buyback yield. In our view, CI Financial has room for growth, and we continue to own the stock.

Alibaba, China’s leading e-commerce and cloud-service provider, also dampened results. The company faced significant headwinds from China’s zero-Covid policy, a weak property sector, and continued regulatory pressure on the country’s largest internet companies. We believe these macroeconomic conditions are temporary setbacks, and that Alibaba will return to growth over time. In our view, the stock is deeply discounted relative to its intrinsic value. We continue to own it.

What is your outlook for the economy and the fund?

Inflation and interest rates remain high, and the global economy has weakened. In our view, companies with high leverage will be forced to retain cash flows to reduce debt or face higher interest rates. Moreover, we believe these companies will need to retain significant portions of their earnings just to keep pace with inflation. Relative to the primary benchmark, the fund is overweight in businesses with a high return on equity, which we generally would expect to outperform in an inflationary environment.

While significant macroeconomic headwinds persist, we are reminded that the market is forward looking. Most stock valuations have

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already moved lower to reflect investors’ fears. We view market volatility as an opportunity to acquire excellent companies at attractive prices. We look for companies with wide moats, high return on equity, low leverage, and strong management teams, and those that we believe are deeply discounted relative to their intrinsic value.

Thank you, Spencer, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Focused International Equity Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. Before April 1, 2021, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 10/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (7/1/94)
Before sales charge	6.70%	5.57%	0.03%	–2.59%	–29.16%
After sales charge	6.48	4.95	–1.15	–4.49	–33.24
Class B (7/1/94)
Before CDSC	6.51	4.94	–0.71	–3.32	–29.68
After CDSC	6.51	4.94	–0.99	–4.01	–32.16
Class C (2/1/99)
Before CDSC	6.51	4.94	–0.73	–3.34	–29.74
After CDSC	6.51	4.94	–0.73	–3.34	–30.24
Class R (1/21/03)
Net asset value	6.44	5.30	–0.22	–2.86	–29.42
Class R6 (7/2/12)
Net asset value	6.95	6.00	0.40	–2.24	–28.95
Class Y (9/23/02)
Net asset value	6.89	5.84	0.29	–2.36	–29.00

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative annualized index returns For periods ended 10/31/22

	Life of fund	10 years	5 years	3 years	1 year
MSCI ACWI ex USA Index (ND)	—*	3.27%	–0.60%	–1.68%	–24.73%
Putnam Focused
International Equity	6.34%	7.18	2.97	0.51	–24.73
Linked Benchmark†
Lipper International
Multi-Cap Core Funds	4.69	3.71	–0.62	–1.30	–24.04
category median‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s primary benchmark, the MSCI ACWI ex USA Index (ND), was introduced on 12/31/00, which post-dates the inception of the fund’s class A shares.

† The Putnam Focused International Equity Linked Benchmark represents the performance of the MSCI World Index (ND) through March 31, 2021, and the performance of the MSCI ACWI ex USA Index (ND) thereafter.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/22, there were 329, 295, 246, 160, and 15 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,193 and $16,192, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $16,766, $17,911, and $17,644, respectively.

* The Putnam Focused International Equity Linked Benchmark represents the performance of the MSCI World Index (ND) through March 31, 2021, and the performance of the MSCI ACWI ex USA Index (ND) thereafter.

Focused International Equity Fund 9

Fund price and distribution information For the 12-month period ended 10/31/22

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.026621		$0.026621	$0.026621	$0.026621	$0.026621	$0.026621
Capital gains
Long-term gains	4.115574		4.115574	4.115574	4.115574	4.115574	4.115574
Short-term gains	1.191804		1.191804	1.191804	1.191804	1.191804	1.191804
Total	$5.333999		$5.333999	$5.333999	$5.333999	$5.333999	$5.333999
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
10/31/21	$21.39	$22.69	$18.71	$19.69	$21.21	$22.27	$22.17
10/31/22	11.25	11.94	9.28	9.96	11.08	11.91	11.83

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (7/1/94)
Before sales charge	6.59%	5.14%	–0.31%	–3.17%	–29.14%
After sales charge	6.37	4.52	–1.49	–5.06	–33.22
Class B (7/1/94)
Before CDSC	6.40	4.52	–1.06	–3.88	–29.70
After CDSC	6.40	4.52	–1.34	–4.56	–32.18
Class C (2/1/99)
Before CDSC	6.40	4.51	–1.06	–3.86	–29.63
After CDSC	6.40	4.51	–1.06	–3.86	–30.14
Class R (1/21/03)
Net asset value	6.33	4.88	–0.57	–3.41	–29.34
Class R6 (7/2/12)
Net asset value	6.84	5.57	0.06	–2.80	–28.89
Class Y (9/23/02)
Net asset value	6.78	5.41	–0.06	–2.92	–28.97

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Focused International Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/21*	1.07%	1.82%	1.82%	1.32%	0.70%	0.82%
Annualized expense ratio for the
six-month period ended 10/31/22†‡	1.11%	1.86%	1.86%	1.36%	0.72%	0.86%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.10% from annualizing the performance fee adjustment for the six months ended 10/31/22.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/22 to 10/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.10	$8.53	$8.53	$6.25	$3.31	$3.95
Ending value (after expenses)	$823.60	$820.50	$820.40	$822.00	$824.80	$824.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Focused International Equity Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/22, use the following calculation method. To find the value of your investment on 5/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.65	$9.45	$9.45	$6.92	$3.67	$4.38
Ending value (after expenses)	$1,019.61	$1,015.83	$1,015.83	$1,018.35	$1,021.58	$1,020.87

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. As a non-diversified fund, the fund invests in fewer issuers and is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds.

If the fund invests a substantial percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund’s performance will likely be closely tied to the conditions in such countries or region. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund will be more susceptible to these risks than other funds because it invests in a limited number of issuers or sectors, and the fund may perform poorly as a result of adverse developments affecting those issuers or sectors.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Focused International Equity Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI ACWI ex USA Index (ND) is a free float-adjusted market capitalization index that is designed to measure non-U.S. developed and emerging markets equity market performance. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to

14 Focused International Equity Fund

non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Focused International Equity Linked Benchmark represents the performance of the MSCI World Index (ND) through March 31, 2021, and the performance of the MSCI ACWI ex USA Index (ND) thereafter.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices.

Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Focused International Equity Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2022, Putnam employees had approximately $449,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Focused International Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Focused International Equity Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management and sub-advisory contracts, effective July 1, 2022. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam

18 Focused International Equity Fund

Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management and sub-advisory contracts would lower the sub-management and sub-advisory fees paid by Putnam Management to PIL and PAC, respectively.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders. In addition, the Trustees previously approved, at their meeting on November 20, 2020, a new management contract for your fund with Putnam Management, effective April 1, 2021, which provided for a new performance index for use, prospectively, in calculating performance adjustments to the fund’s base management fee, in connection with the repositioning of the fund as Putnam Focused International Equity Fund. The Trustees also previously approved, at their meeting on January 25, 2019, an amended and restated management contract in connection with the proposed mergers (which subsequently closed on June 17, 2019) of Putnam Global Utilities Fund, Putnam Global Consumer Fund, Putnam Global Financials Fund and Putnam Global Sector Fund, other mutual funds managed by Putnam Management, with and into your fund. The amended and restated management contract provided that, effective upon the closing of the mergers, the performance adjustment calculation for your fund would take into account the net assets of the acquired funds in the proposed mergers for periods before the consummation of the mergers, except that if the use of combined assets would result in a higher management fee, only the assets of your fund would be used.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low

Focused International Equity Fund 19

expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam

20 Focused International Equity Fund

Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel —but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper International Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	1st
Five-year period	1st

Focused International Equity Fund 21

For each of the three-year and five-year periods ended December 31, 2021, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2021, there were 342, 312 and 269 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Focused International Equity Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Focused International Equity Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Focused International Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Focused International Equity Fund (the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 11, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Focused International Equity Fund

The fund’s portfolio 10/31/22

COMMON STOCKS (95.5%)*	Shares	Value
Airlines (4.2%)
Ryanair Holdings PLC ADR (Ireland) †	400,593	$27,596,852
		27,596,852
Automobiles (1.2%)
Bayerische Motoren Werke AG (Germany)	103,090	8,101,391
		8,101,391
Banks (6.5%)
Hana Financial Group, Inc. (South Korea)	611,474	17,661,659
HDFC Bank, Ltd. (India)	1,403,242	25,352,305
		43,013,964
Capital markets (5.0%)
BGP Holdings PLC (Malta)	82,319	—
CI Financial Corp. (Canada)	1,964,440	19,668,192
London Stock Exchange Group PLC (United Kingdom)	154,924	13,442,268
		33,110,460
Diversified telecommunication services (3.2%)
Liberty Global PLC Class C (United Kingdom) † S	1,188,365	20,986,526
		20,986,526
Entertainment (3.2%)
Universal Music Group NV (Netherlands)	1,093,241	21,448,004
		21,448,004
Health-care technology (2.8%)
CompuGroup Medical SE & Co. KgaA (Germany)	587,256	18,571,378
		18,571,378
Household durables (6.9%)
Berkeley Group Holdings PLC (The) (United Kingdom)	602,836	23,996,135
Sony Group Corp. (Japan)	318,500	21,566,481
		45,562,616
Insurance (2.5%)
Admiral Group PLC (United Kingdom)	724,780	16,764,847
		16,764,847
Interactive media and services (3.3%)
Alphabet, Inc. Class C †	233,975	22,148,074
		22,148,074
Internet and direct marketing retail (6.1%)
Alibaba Group Holding, Ltd. (China) †	2,167,900	17,259,676
JD.com, Inc. Class A (China)	422,750	7,893,965
Prosus NV (China)	354,248	15,417,765
		40,571,406
Life sciences tools and services (2.8%)
ICON PLC (Ireland) †	92,085	18,218,096
		18,218,096
Machinery (1.6%)
Minebea Mitsumi, Inc. (Japan)	702,800	10,406,353
		10,406,353
Media (2.6%)
Cogeco Communications, Inc. (Canada)	334,944	17,082,181
		17,082,181

Focused International Equity Fund 25

COMMON STOCKS (95.5%)* cont.	Shares	Value
Oil, gas, and consumable fuels (5.3%)
Canadian Natural Resources, Ltd. (Canada)	317,983	$19,071,744
International Petroleum Corp. (Canada) †	1,645,962	16,278,942
		35,350,686
Personal products (3.9%)
Unilever PLC (United Kingdom)	565,910	25,793,921
		25,793,921
Pharmaceuticals (7.9%)
AstraZeneca PLC (United Kingdom)	262,180	30,830,486
Bayer AG (Germany)	403,410	21,217,208
		52,047,694
Professional services (3.5%)
Thomson Reuters Corp. (Canada)	219,327	23,326,083
		23,326,083
Semiconductors and semiconductor equipment (9.9%)
Japan Material Co., Ltd. (Japan)	832,600	10,977,361
SK Square Co., Ltd. (South Korea) †	814,660	21,067,736
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2,797,000	33,659,380
		65,704,477
Software (4.5%)
Constellation Software, Inc. (Canada)	20,759	30,016,476
		30,016,476
Technology hardware, storage, and peripherals (3.2%)
Samsung Electronics Co., Ltd. (South Korea)	508,076	21,127,580
		21,127,580
Thrifts and mortgage finance (2.1%)
Home Capital Group, Inc. (Canada)	712,760	13,780,672
		13,780,672
Trading companies and distributors (3.2%)
ITOCHU Corp. (Japan) †	816,100	21,111,498
		21,111,498
Wireless telecommunication services (0.1%)
SK Telecom Co., Ltd. (South Korea)	20,052	704,551
		704,551
Total common stocks (cost $801,829,989)		$632,545,786

SHORT-TERM INVESTMENTS (5.2%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 3.34% [d]	Shares	4,730,400	$4,730,400
Putnam Short Term Investment Fund Class P 3.21% L	Shares	25,844,513	25,844,513
U.S. Treasury Bills 2.784%, 11/8/22 #		$2,800,000	2,798,547
U.S. Treasury Bills 2.901%, 11/15/22 #		1,000,000	998,833
U.S. Treasury Bills 2.703%, 11/1/22		200,000	200,000
Total short-term investments (cost $34,572,316)			$34,572,293

TOTAL INVESTMENTS
Total investments (cost $836,402,305)	$667,118,079

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

26 Focused International Equity Fund

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2021 through October 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $662,264,740.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,024,479 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
Canada	21.0%	China	6.1%
United Kingdom	19.9	Taiwan	5.1
Japan	9.7	India	3.8
South Korea	9.1	Netherlands	3.3
United States	7.9	Other	<0.1
Germany	7.2	Total	100.0%
Ireland	6.9

FUTURES CONTRACTS OUTSTANDING at 10/31/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	144	$12,600,029	$12,642,480	Dec-22	$(294,097)
S&P 500 Index E-Mini (Long)	1	193,599	194,150	Dec-22	8,673
Unrealized appreciation					8,673
Unrealized (depreciation)					(294,097)
Total					$(285,424)

Focused International Equity Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$81,664,785	$704,551	$—
Consumer discretionary	47,515,291	46,720,122	—
Consumer staples	25,793,921	—	—
Energy	35,350,686	—	—
Financials	63,655,979	43,013,964	—
Health care	88,837,168	—	—
Industrials	50,922,935	31,517,851	—
Information technology	30,016,476	86,832,057	—
Total common stocks	423,757,241	208,788,545	—
Short-term investments	—	34,572,293	—
Totals by level	$423,757,241	$243,360,838	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(285,424)	$—	$—
Totals by level	$(285,424)	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 Focused International Equity Fund

Statement of assets and liabilities 10/31/22

ASSETS
Investment in securities, at value, including $4,577,472 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $805,827,392)	$636,543,166
Affiliated issuers (identified cost $30,574,913) (Note 5)	30,574,913
Cash	10
Foreign currency (cost $4,688) (Note 1)	4,642
Dividends, interest and other receivables	913,241
Foreign tax reclaim	744,612
Receivable for shares of the fund sold	272,182
Prepaid assets	35,549
Total assets	669,088,315

LIABILITIES
Payable for shares of the fund repurchased	503,475
Payable for compensation of Manager (Note 2)	319,342
Payable for custodian fees (Note 2)	89,064
Payable for investor servicing fees (Note 2)	218,043
Payable for Trustee compensation and expenses (Note 2)	532,465
Payable for administrative services (Note 2)	1,426
Payable for distribution fees (Note 2)	135,804
Payable for variation margin on futures contracts (Note 1)	116,609
Collateral on securities loaned, at value (Note 1)	4,730,400
Other accrued expenses	176,947
Total liabilities	6,823,575

Net assets	$662,264,740

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$875,669,497
Total distributable earnings (Note 1)	(213,404,757)
Total — Representing net assets applicable to capital shares outstanding	$662,264,740

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($594,910,935 divided by 52,889,339 shares)	$11.25
Offering price per class A share (100/94.25 of $11.25)*	$11.94
Net asset value and offering price per class B share ($2,782,040 divided by 299,875 shares)**	$9.28
Net asset value and offering price per class C share ($9,277,000 divided by 931,024 shares)**	$9.96
Net asset value, offering price and redemption price per class R share
($419,259 divided by 37,826 shares)	$11.08
Net asset value, offering price and redemption price per class R6 share
($18,762,903 divided by 1,574,915 shares)	$11.91
Net asset value, offering price and redemption price per class Y share
($36,112,603 divided by 3,052,650 shares)	$11.83

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Focused International Equity Fund 29

Statement of operations Year ended 10/31/22

INVESTMENT INCOME
Dividends (net of foreign tax of $2,375,014)	$30,422,461
Interest (including interest income of $181,056 from investments in affiliated issuers) (Note 5)	199,653
Total investment income	30,622,114

EXPENSES
Compensation of Manager (Note 2)	5,137,382
Investor servicing fees (Note 2)	1,475,297
Custodian fees (Note 2)	196,846
Trustee compensation and expenses (Note 2)	34,771
Distribution fees (Note 2)	2,097,061
Administrative services (Note 2)	25,228
Other	441,086
Total expenses	9,407,671
Expense reduction (Note 2)	(2,326)
Net expenses	9,405,345

Net investment income	21,216,769

REALIZED AND UNREALIZED LOSS
Net realized loss on:
Securities from unaffiliated issuers (Notes 1 and 3)	(58,027,078)
Foreign currency transactions (Note 1)	(516,494)
Futures contracts (Note 1)	(4,839,069)
Total net realized loss	(63,382,641)
Change in net unrealized depreciation on:
Securities from unaffiliated issuers (net of decrease in deferred foreign taxes of $141,680)	(242,074,196)
Assets and liabilities in foreign currencies	(91,060)
Futures contracts	(307,974)
Total change in net unrealized depreciation	(242,473,230)

Net loss on investments	(305,855,871)

Net decrease in net assets resulting from operations	$(284,639,102)

The accompanying notes are an integral part of these financial statements.

30 Focused International Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/22	Year ended 10/31/21
Operations
Net investment income	$21,216,769	$3,132,411
Net realized gain (loss) on investments
and foreign currency transactions	(63,382,641)	286,471,105
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(242,473,230)	(42,486,756)
Net increase (decrease) in net assets resulting
from operations	(284,639,102)	247,116,760
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,159,120)	(6,037,318)
Class B	(9,919)	—
Class C	(22,729)	—
Class R	(955)	—
Class R6	(24,186)	(269,213)
Class Y	(63,334)	(517,962)
Net realized short-term gain on investments
Class A	(51,892,383)	—
Class B	(444,081)	—
Class C	(1,017,537)	—
Class R	(42,747)	—
Class R6	(1,082,768)	—
Class Y	(2,835,368)	—
From net realized long-term gain on investments
Class A	(179,196,293)	—
Class B	(1,533,517)	—
Class C	(3,513,791)	—
Class R	(147,615)	—
Class R6	(3,739,046)	—
Class Y	(9,791,173)	—
Increase (decrease) from capital share transactions (Note 4)	161,128,574	(87,399,012)
Total increase (decrease) in net assets	(380,027,090)	152,893,255

NET ASSETS
Beginning of year	1,042,291,830	889,398,575
End of year	$662,264,740	$1,042,291,830

The accompanying notes are an integral part of these financial statements.

Focused International Equity Fund 31

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized										Ratio of	investment
	value,	investment	and unrealized	Total from	From net	From net			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	investment	realized gain	From return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	on investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
October 31, 2022	$21.39	.36[d]	(5.16)	(4.80)	(.03)	(5.31)	—	(5.34)	—	$11.25	(29.16)	$594,911	1.11[e]	2.50[d]	32
October 31, 2021	16.77	.06	4.69	4.75	(.13)	—	—	(.13)	—	21.39	28.41	944,938	1.10	.31	125
October 31, 2020	16.51	.06	.21	.27	(.01)	—	—	(.01)	—	16.77	1.62	799,870	1.13	.39	62
October 31, 2019	14.72	.05	1.74	1.79	—	—	—	—	—[f,g]	16.51	12.16	871,070	1.15	.34	35
October 31, 2018	15.29	.03	(.54)	(.51)	(.05)	—	(.01)	(.06)	—	14.72	(3.39)	685,082	1.15	.19	60
Class B
October 31, 2022	$18.71	.25[d,i]	(4.34)	(4.09)	(.03)	(5.31)	—	(5.34)	—	$9.28	(29.68)	$2,782	1.86[e,i]	2.07[d]	32
October 31, 2021	14.68	(.08)	4.11	4.03	—	—	—	—	—	18.71	27.45	7,358	1.85	(.46)	125
October 31, 2020	14.56	(.05)	.17	.12	—	—	—	—	—	14.68	.82	8,168	1.88	(.36)	62
October 31, 2019	13.07	(.06)	1.55	1.49	—	—	—	—	—[f,g]	14.56	11.40	12,250	1.90	(.44)	35
October 31, 2018	13.63	(.08)	(.48)	(.56)	—	—	—	—	—	13.07	(4.11)	7,103	1.90	(.55)	60
Class C
October 31, 2022	$19.69	.24[d]	(4.63)	(4.39)	(.03)	(5.31)	—	(5.34)	—	$9.96	(29.74)	$9,277	1.86[e]	1.84[d]	32
October 31, 2021	15.45	(.09)	4.33	4.24	—	—	—	—	—	19.69	27.44	17,165	1.85	(.46)	125
October 31, 2020	15.32	(.05)	.18	.13	—	—	—	—	—	15.45	.85	18,122	1.88	(.36)	62
October 31, 2019	13.76	(.06)	1.62	1.56	—	—	—	—	—[f,g]	15.32	11.34	22,912	1.90	(.45)	35
October 31, 2018	14.35	(.08)	(.51)	(.59)	—	—	—	—	—	13.76	(4.11)	10,942	1.90	(.54)	60
Class R
October 31, 2022	$21.21	.32[d]	(5.11)	(4.79)	(.03)	(5.31)	—	(5.34)	—	$11.08	(29.42)	$419	1.36[e]	2.25[d]	32
October 31, 2021	16.55	.01	4.65	4.66	—	—	—	—	—	21.21	28.16	751	1.35	.06	125
October 31, 2020	16.33	.03	.19	.22	—	—	—	—	—	16.55	1.35	752	1.38	.18	62
October 31, 2019	14.59	.01	1.73	1.74	—	—	—	—	—[f,g]	16.33	11.93	1,304	1.40	—[h]	35
October 31, 2018	15.16	(.01)	(.54)	(.55)	(.02)	—	—[f]	(.02)	—	14.59	(3.62)	282	1.40	(.08)	60
Class R6
October 31, 2022	$22.27	.40[d,i]	(5.42)	(5.02)	(.03)	(5.31)	—	(5.34)	—	$11.91	(28.95)	$18,763	.74[e,i]	2.67[d]	32
October 31, 2021	17.49	.14	4.90	5.04	(.26)	—	—	(.26)	—	22.27	28.95	20,410.73		.65	125
October 31, 2020	17.21	.13	.21	.34	(.06)	—	—	(.06)	—	17.49	1.99	19,620.74		.78	62
October 31, 2019	15.28	.12	1.81	1.93	—	—	—	—	—[f,g]	17.21	12.63	21,642.77		.73	35
October 31, 2018	15.87	.09	(.57)	(.48)	(.10)	—	(.01)	(.11)	—	15.28	(3.04)	17,636.76		.57	60
Class Y
October 31, 2022	$22.17	.40[d]	(5.40)	(5.00)	(.03)	(5.31)	—	(5.34)	—	$11.83	(29.00)	$36,113	.86[e]	2.68[d]	32
October 31, 2021	17.40	.12	4.87	4.99	(.22)	—	—	(.22)	—	22.17	28.78	51,671.85		.56	125
October 31, 2020	17.13	.11	.21	.32	(.05)	—	—	(.05)	—	17.40	1.83	42,867.88		.64	62
October 31, 2019	15.23	.09	1.81	1.90	—	—	—	—	—[f,g]	17.13	12.48	47,215.90		.58	35
October 31, 2018	15.81	.07	(.56)	(.49)	(.08)	—	(.01)	(.09)	—	15.23	(3.12)	33,325.90		.44	60

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Focused International Equity Fund	Focused International Equity Fund 33

Financial highlights cont.

Before April 1, 2021, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.24	1.64%
Class B	0.25	2.01
Class C	0.23	1.76
Class R	0.23	1.65
Class R6	0.21	1.44
Class Y	0.23	1.57

e Includes one-time proxy cost of 0.01%.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to less than $0.01 per share outstanding on March 6, 2019.

h Amount represents less than 0.01%.

i The net investment income ratio and per share amount for the period noted may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

34 Focused International Equity Fund

Notes to financial statements 10/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2021 through October 31, 2022.

Putnam Focused International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of companies of any size outside the United States that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). The fund invests in both developed countries and in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to invest in a limited number of issuers.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Focused International Equity Fund 35

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales

36 Focused International Equity Fund

and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management.

Focused International Equity Fund 37

Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $4,730,400 and the value of securities loaned amounted to $4,577,472.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$—	$63,562,848	$63,562,848

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses and from redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $395,894 to decrease undistributed net investment income and $395,894 to decrease accumulated net realized loss.

38 Focused International Equity Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$29,981,761
Unrealized depreciation	(199,266,009)
Net unrealized depreciation	(169,284,248)
Undistributed ordinary income	19,540,631
Capital loss carryforward	(63,562,848)
Cost for federal income tax purposes:	$836,116,903

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI ACWI ex USA Index (Net Dividends) (MSCI World Index (Net Dividends) prior to April 1, 2021) measured over the performance period. Because the performance adjustment is based on a rolling thirty-six-month performance period, there will be a transition period during which the fund’s performance will be compared to a composite index that reflects the performance of the MSCI World Index (Net Dividends) for the portion of the performance period before April 1, 2021, and the performance of the MSCI ACWI ex USA Index (Net Dividends) for the remainder of the period. The maximum annualized performance adjustment rate is +/- 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

In connection with the mergers of Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Utilities Fund and Putnam Global Sector Fund (“acquired funds”) into the fund on June 17, 2019, the management contract was amended such that, after completion of the mergers, the combined fund’s performance adjustment will be calculated based on the combined assets of the fund and all acquired funds for any portion of a performance period that is prior to the mergers, unless the use of the combined assets results in a fee payable by the fund under the amended management contract that is higher than the management fee that would have been paid under the fund’s current management contract. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the fund’s current fee schedule, which would only take into account the assets of the fund for the period prior to the closing of the mergers. As a result of these management contract changes, the fund’s shareholders may pay a lower management fee, but would never pay a higher management fee, under the amended management contract than they would have paid under the fund’s current management contract.

Focused International Equity Fund 39

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.605% of the fund’s average net assets, which included an effective base fee of 0.686% and a decrease of 0.081% ($688,515) based on performance.

Putnam Management has contractually agreed, through February 28, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,354,938	Class R	1,079
Class B	8,353	Class R6	9,412
Class C	22,658	Class Y	78,857
		Total	$1,475,297

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,326 under the expense offset arrangements.

40 Focused International Equity Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $573, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,917,554
Class B	1.00%	1.00%	47,717
Class C	1.00%	1.00%	128,727
Class R	1.00%	0.50%	3,063
Total			$2,097,061

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,661 from the sale of class A shares and received $244 and $120 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $115 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$267,160,271	$374,190,787
U.S. government securities (Long-term)	—	—
Total	$267,160,271	$374,190,787

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Focused International Equity Fund 41

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	1,262,742	$18,406,444	945,441	$19,007,572
Shares issued in connection with
reinvestment of distributions	14,234,886	218,932,538	294,211	5,659,088
	15,497,628	237,338,982	1,239,652	24,666,660
Shares repurchased	(6,775,360)	(97,826,139)	(4,768,176)	(96,077,012)
Net increase (decrease)	8,722,268	$139,512,843	(3,528,524)	$(71,410,352)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	1,371	$15,296	6,207	$103,263
Shares issued in connection with
reinvestment of distributions	150,835	1,926,166	—	—
	152,206	1,941,462	6,207	103,263
Shares repurchased	(245,495)	(2,955,496)	(169,365)	(2,996,561)
Net decrease	(93,289)	$(1,014,034)	(163,158)	$(2,893,298)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	79,759	$1,031,161	66,289	$1,209,882
Shares issued in connection with
reinvestment of distributions	331,640	4,546,789	—	—
	411,399	5,577,950	66,289	1,209,882
Shares repurchased	(351,925)	(4,584,026)	(367,605)	(6,785,990)
Net increase (decrease)	59,474	$993,924	(301,316)	$(5,576,108)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	16,665	$234,447	13,398	$276,686
Shares issued in connection with
reinvestment of distributions	12,469	189,402	—	—
	29,134	423,849	13,398	276,686
Shares repurchased	(26,702)	(361,966)	(23,425)	(454,422)
Net increase (decrease)	2,432	$61,883	(10,027)	$(177,736)

42 Focused International Equity Fund

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	553,339	$7,606,144	131,738	$2,752,359
Shares issued in connection with
reinvestment of distributions	298,399	4,846,000	13,324	269,200
	851,738	12,452,144	145,062	3,021,559
Shares repurchased	(193,455)	(2,973,371)	(349,993)	(7,440,419)
Net increase (decrease)	658,283	$9,478,773	(204,931)	$(4,418,860)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	794,334	$12,075,759	435,724	$9,210,103
Shares issued in connection with
reinvestment of distributions	774,045	12,493,087	24,968	502,847
	1,568,379	24,568,846	460,692	9,712,950
Shares repurchased	(846,085)	(12,473,661)	(593,263)	(12,635,608)
Net increase (decrease)	722,294	$12,095,185	(132,571)	$(2,922,658)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/21	cost	proceeds	income	of 10/31/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$—	$6,097,200	$1,366,800	$—	$4,730,400
Putnam Short Term
Investment Fund**	12,617,014	248,399,627	235,172,128	181,056	25,844,513
Total Short-term
investments	$12,617,014	$254,496,827	$236,538,928	$181,056	$30,574,913

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Focused International Equity Fund 43

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	50

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	$8,673*	Unrealized depreciation	$294,097*
Total		$8,673		$294,097

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$(4,839,069)	$(4,839,069)
Total	$(4,839,069)	$(4,839,069)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$(307,974)	$(307,974)
Total	$(307,974)	$(307,974)

44 Focused International Equity Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BofA Securities, Inc.	Total
Assets:
Futures contracts§	$—	$—
Total Assets	$—	$—
Liabilities:
Futures contracts§	116,609	116,609
Total Liabilities	$116,609	$116,609
Total Financial and Derivative Net Assets	$(116,609)	$(116,609)
Total collateral received (pledged)†##	$—
Net amount	$(116,609)
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $1,024,479.

Focused International Equity Fund 45

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $32,798,043, or $0.56 per share (for all classes of shares). Taxes paid to foreign countries were $2,375,020, or $0.04 per share (for all classes of shares).

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates no monies of distributions paid as qualifying to be taxed as interest-related dividends, and $57,612,831 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

46 Focused International Equity Fund

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	40,520,159	1,894,358
Barbara M. Baumann	40,627,498	1,787,019
Katinka Domotorffy	40,705,502	1,709,015
Catharine Bond Hill	40,542,123	1,872,394
Kenneth R. Leibler	40,659,691	1,754,826
Jennifer Williams Murphy	40,622,987	1,791,530
Marie Pillai	40,610,743	1,803,774
George Putnam, III	40,344,031	2,070,486
Robert L. Reynolds	40,708,636	1,705,881
Manoj P. Singh	40,573,488	1,841,029
Mona K. Sutphen	40,534,068	1,880,449

All tabulations are rounded to the nearest whole number.

Focused International Equity Fund 47

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

48 Focused International Equity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Focused International Equity Fund 49

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

50 Focused International Equity Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Focused Equity Fund	Floating Rate Income Fund
Focused International Equity Fund	Global Income Trust
International Capital Opportunities Fund	Government Money Market Fund*
International Equity Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Focused International Equity Fund 51

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 Focused International Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
Independent Registered	Vice President, Treasurer,	Vice President and
Public Accounting Firm	and Clerk	Chief Legal Officer
PricewaterhouseCoopers LLP
	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Focused International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2022	$64,388	$ —	$17,464	$ —
October 31, 2021	$68,281	$ —	$12,865	$ —

For the fiscal years ended October 31, 2022 and October 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $315,747 and $277,764 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2022	$ —	$298,283	$ —	$ —
October 31, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Focused International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 29, 2022